                             WESTFIELD HOLDINGS LIMITED
                            Level 24, 100 William Street
                                  Sydney NSW 2011

                                                                    May 21, 1997

To the U.S. Underwriters and International
  Managers listed on Schedule A hereto and to the holders of the Common Stock of Westfield
  America, Inc. issued under Registration
  Statement on Form S-11 (No. 333-22731)

Ladies and Gentlemen:

          Reference is made to (i) that certain Promissory Note, dated the date hereof, from Westland Management, Inc. and Westfield Partners, Inc. in the original principal amount of $145 million, and (ii) that certain Pledge and Security Agreement, dated as of the date hereof, from Westland Realty, Inc., Westland Management, Inc. and Westfield Partners, Inc., securing such Promissory Note. Westland Realty, Inc., Westland Management, Inc. and Westfield Partners, Inc. are indirect wholly-owned subsidiaries of Westfield Holdings Limited.

          This letter will confirm that the Board of Directors of Westfield Holdings Limited has authorized the following representation to each of the addressees of this letter:

          That (i) Westland Management, Inc. and Westfield Partners, Inc. will not prepay the Promissory Note prior to May 20, 2004 except in connection with a sale of the Garden State Plaza shopping center (or Westfield Holdings' indirect interest therein) to an unaffiliated third party, and (ii) if the Promissory Note shall be prepaid prior to May 20, 2004 for any reason the Make-Whole Amount payable under the Note shall be payable for the period through May 20, 2004.

          This letter will further confirm that the undersigned acknowledges that each of the addressees is relying on the foregoing representation in connection with the issue and sale of Common Stock under the Registration Statement on Form S-11 (No. 333-22731) referred to above.

                                             Very truly yours,

                                             WESTFIELD HOLDINGS LIMITED

                                             By: /s/ Peter S. Lowy
                                                ------------------------
                                                  Name: Peter S. Lowy